                                                                EXHIBIT 10.17(v)
                       FOURTH AMENDMENT TO LOAN AGREEMENT

               THIS FOURTH AMENDMENT TO LOAN AGREEMENT, dated as of February 13, 2002 (this "Amendment"), is among DIEBOLD, INCORPORATED, an Ohio corporation (the "Company"), the SUBSIDIARY BORROWERS (as defined in the Loan Agreement referred to below) (together with the Company, the "Borrowers"), the lenders set forth on the signature pages hereof (the "Lenders"), and BANK ONE, MICHIGAN, a Michigan banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

               A. The Borrowers, the Lenders party thereto and the Agent are parties to a Loan Agreement dated December 1, 1999, as amended (the "Loan Agreement").


               B. The Borrowers desire to amend the Loan Agreement as set forth herein, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.


                                      TERMS


               In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

               ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Loan Agreement and the other Loan Documents shall be amended as follows:

        1.1    Section 1.1 is amended as follows:

        (a) The definition of "Facility Termination Date" is restated as follows:


               "Facility Termination Date" means the earlier to occur of (a) February 12, 2003 or (b) the date on which the Revolving Credit Commitments are terminated pursuant to Article VIII.

        (b) The definition of "Total Debt" is amended by restating the clause at the end of such definition which was added pursuant to the Second Amendment as follows:

        "and Indebtedness consisting of avals by any of the Company's Subsidiaries for the benefit of, and with respect to obligations which are not classified as Indebtedness of, any of the Company's other Subsidiaries which are entered into in the ordinary course of business and consistent with standard business practices, shall not be considered part of Total Debt.


        1.2 Section 2.4 is amended by adding the following to the end thereof: "The Aggregate U.S. Revolving Credit Commitments shall be automatically reduced, ratably among the U.S. Revolving Credit Commitments, by the amount of any Permitted Securitization Transaction facility entered into on or after

February 13, 2002 which, when aggregated with all other Permitted Securitization Transaction facilities entered into on or after February 13, 2002, exceeds $100,000,000, simultaneously with the closing of any such Permitted Securitization Transaction facility."


        1.3 Reference in Section 2.16(a)(i)(A) to "$20,000,000" is deleted and "$30,000,000" is substituted in place thereof.


        1.4 Reference in Section 2.16(a)(ii)(A) to "EUR10,000,000" is deleted and "EUR15,000,000" is substituted in place thereof.


        1.5    Section 6.10(iii) is restated as follows:

               (iii) Any sale or other transfer of an interest in leases or lease receivables or accounts or notes receivables on a limited recourse basis, reasonably acceptable to the Agent, provided that
               (a) such sale or transfer qualifies as a sale under Agreement Accounting Principles, and (b) the aggregate outstanding amount of such financings in connection therewith shall not exceed the sum of the amount outstanding prior to February 13, 2002 plus $200,000,000 (any such sale or other transfer, a "Permitted Securitization Transaction").


        1.6 Reference in Section 6.11(iii) to "leases and lease receivables" shall be deleted and "leases and lease receivables and accounts and notes receivables" shall be substituted in place thereof.


        1.7 Reference in Section 6.12 to "leases or lease receivables" shall be deleted and "leases or lease receivables or accounts or notes receivables" shall be substituted in place thereof.


        1.8 Section 6.12 is amended by adding the following new clause (ix) to the end thereof: "(ix) Liens in favor of financial institutions against bank account deposits in foreign bank accounts at such financial institution granted in the ordinary course of business and consistent with standard business practices in such foreign jurisdiction, provided that such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company or its Subsidiaries."


        1.9 Section 6.15 is amended by restating clause (ii) thereof as follows: "(ii) Indebtedness outstanding on the date of this Agreement, but no increase in the principal amount thereof, and Indebtedness consisting of avals by any of the Company's Subsidiaries for the benefit of, and with respect to obligations which are not classified as Indebtedness of, any of the Company's other Subsidiaries which are entered into in the ordinary course of business and consistent with standard business practices."


        1.10   The following new Section 13.3.3 is added to the Loan Agreement:

        13.3.3 (i)    Notwithstanding anything to the contrary contained
herein, any Lender (a "Designating Lender") may, with the prior written approval of the Company (which approval shall not be unreasonably withheld), grant to one or more special purpose funding vehicles (each, an "SPV", identified as such in writing from time to time by the Designating Lender to the Agent and the Company, the option to provide to a Borrower all or any part of any Loan that such Designating Lender would otherwise be obligated to make to such Borrower pursuant to this Agreement, provided that (A) nothing herein shall constitute a commitment by any SPV to make any Loan, (B) if any SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Designating Lender shall be obligated to make such Loan pursuant to the terms hereof, (C) the Designating Lender shall remain liable for any indemnity or other payment obligation with respect to its Commitments hereunder and (D) the Borrowers shall not incur any additional costs or expenses as a result of any such grant by a Designated Lender to an SPV. The making of a Loan by an SPV hereunder shall utilize the relevant Commitment of the Designating Lender to the same extent, and as if, such Loan were made by such Designating Lender.

        (ii) As to any Loans or portion thereof made by it, each SPV shall have all the rights that a Lender making such Loans or portion thereof would have had under this Agreement; provided, however, that each SPV shall have granted to its Designating Lender an irrevocable power of attorney, to deliver and receive all communications and notices under this Agreement (and any related documents) and to exercise on such SPV's behalf, all of such SPV's voting rights under this Agreement. No additional Note shall be required to evidence the Loans or portion thereof made by an SPV; and the related Designating Lender shall be deemed to hold its Note as agent for such SPV to the extent of the Loans or portion thereof funded by such SPV. In addition, any payments for the account of any SPV shall be paid to its Designating Lender as agent for such SPV.

        (iii) Each party hereto hereby agrees that no SPV shall be liable for any indemnity or payment under this Agreement for which a Lender would otherwise be liable. In furtherance of the foregoing, each party hereto hereby agrees (which agreements shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement insolvency or liquidation proceedings under the laws of the United States or any State thereof.

        (iv) In addition, subject to Section 13.4, any SPV may, with the prior written approval of the Company (which approval shall not be unreasonably withheld), (A) at any time and without paying any processing fee therefor, assign or participate all or a portion of its interest in any Loans to the Designating Lender or to any financial institutions providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (B) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancements to such SPV. This 13.3.3 may not be amended without the written consent of any Designating Lender affected thereby.


        1.11 (a) The Pricing Schedule attached as Exhibit A to the Loan Agreement is replaced with the Pricing Schedule attached as Exhibit A hereto, and (b) Schedule 1.1(a) attached to the Loan Agreement is replaced with Schedule 1.1(a) attached hereto.


        1.12 Notwithstanding anything in this Amendment, the Loan Agreement or the other Loan Documents to the contrary:

        (a) Subject to paragraph (b) below, all outstandings under the Loan Agreement shall be re-allocated among Lenders, including the New Lender (as hereinafter defined), on February 13, 2002 to give effect to the new Commitment levels established hereunder, and the Agent and the Lenders, including the New Lender, hereby make all appropriate assignments, purchases, assumptions and adjustments among themselves on the date hereof to give effect to the new Commitment levels established hereunder per Schedule 1.1(a). It is understood and agreed that all assignments, purchases, assumptions and adjustments hereunder are made without recourse to the assignor Lender and are subject to Section 1.13 below.

        (b) In order to avoid the prepayment of Fixed Rate Advances that are existing prior to February 13, 2002 (the "Existing Fixed Rate Advances"), (i) only the Lenders other than the New Lender ( the "Original Lenders") shall continue to participate in the Existing Fixed Rate Advances until the end of their current Interest Periods, (ii) the outstandings as of February 13, 2002 that are acquired by the New Lender from the Original Lenders shall be limited to Floating Rate Advances, shared among the Lenders in accordance with their respective Commitment amounts, (iii) on and after February 13, 2002, all new Fixed Rate Advances, including any continuations or conversions thereof, shall be participated in by the New Lender, as well as the Original Lenders, in accordance with their respective Commitment amounts after giving effect to this Amendment and (iv) the Borrowers shall not be allowed to request any Advance that would cause any Lender's Advances to exceed any of such Lender's Commitments. If the Obligations are accelerated prior to the end of an Interest Period for any Existing Fixed Rate Advance, the New Lender shall purchase from the Original Lenders participations in the Existing Fixed Rate Advances outstanding as of the date of such acceleration such that all Existing Fixed Rate Advances are shared among the Lenders in accordance with their respective Commitment amounts.


        1.13 Notwithstanding anything in the Loan Agreement to the contrary, PNC Bank, National Association (the "New Lender") is hereby added as a Lender to the Loan Agreement and shall for all purposes be a Lender party to the Loan Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Agreement and the other Loan Documents to the same extent as if it were an original party thereto. The New Lender hereby assumes an interest in and to all of the rights and obligations of a Lender under the Loan Agreement and the other Loan Documents as of the date hereof with Commitments equal to the amount set forth opposite its name on Schedule 1.1(a) hereto. Neither the Agent nor any of the Lenders: (a) makes any representation or warranty to the New Lender or assumes any responsibility to the New Lender with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, or the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents; or (b) makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Company or any of its Subsidiaries or the performance or observance by any Borrower or Guarantor of any of its obligations under the Loan Agreement, any other Loan Documents or any other instrument or document furnished pursuant thereto. The New Lender: (i) confirms that it has received a copy of the Loan Agreement and the other Loan Documents, together with copies of all financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement and the other Loan Documents; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Loan Agreement and the other Loan Documents are required to be performed by it as a Lender and (v) makes all representations and warranties of an assignee/purchaser under the Notice of Assignment and Assignment forms attached to the Loan Agreement. The New Lender's address for notices is as set forth below its signature on this Amendment.


        ARTICLE II. REPRESENTATIONS. Each of the Borrowers represents and warrants to the Agent and the Lenders that:

        2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized by existing board resolutions or other necessary corporate action and are not in contravention of any statute, law or regulation or of any terms of its Articles of Incorporation, Certificate of Incorporation or By-laws or other charter documents, or of any material agreement or undertaking to which it is a party or by which it is bound.

        2.2 This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

        2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article V of the Loan Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

        2.4 After giving effect to the amendments contained herein, no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.


        ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

        3.1 The Borrowers, the Lenders, the Swing Lender and the Agent shall have signed this Amendment.

        3.2 The Guarantors shall have signed the consent and agreement to this Amendment.

        3.3 The Borrowers shall have paid such amendment fees to the Agent for the benefit of the Lenders in such amounts as separately agreed upon.


        ARTICLE IV.  MISCELLANEOUS.

        4.1 The Borrowers agree to pay an amendment fee to each Lender in an amount equal to three basis points on the Dollar Equivalent Amount of the aggregate amount of such Lender's Commitments, payable on the effective date of this Amendment.

        4.2 References in the Loan Agreement or in any other Loan Document to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.

        4.3 Except as expressly amended hereby, each of the Borrowers agrees that the Loan Agreement and the other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.

        IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                              DIEBOLD, INCORPORATED

                              By:  /s/ Gregory T. Geswein
                              Title: Senior Vice President & CFO

                              DIEBOLD INTERNATIONAL LIMITED

                              By:  /s/ Timothy J. McDannold
                              Title: Designated Financial Officer

                              DIEBOLD SELF-SERVICE SOLUTIONS S.a.r.l.,
                              GRANGES-PACCOT

                              By: /s/Timothy J. McDannold
                              Title: Designated Financial Officer

                              DIEBOLD AUSTRALIA PTY LTD

                              By: /s/Timothy J. McDannold
                              Title: Designated Financial Officer

                              DIEBOLD GLOBAL FINANCE CENTRE LIMITED

                              By: /s/Timothy J. McDannold
                              Title: Designated Financial Officer

                              BANK ONE, MICHIGAN, as Agent, Swing Lender,
                              Issuer and  Lender

                              By: /s/Glenn A. Currin
                              Title:  Director

                              KEYBANK NATIONAL ASSOCIATION

                              By: /s/Daniel W. Lally
                              Title:  Assistant Vice President

                              NATIONAL CITY BANK

                              By: /s/William R. McDonnell
                              Title:  Vice President

                              ABN AMRO BANK N.V.

                              By: /s/Thomas Comfort
                              Title:  Senior Vice President

                              By: /s/Terrence J. Ward
                              Title:  Group Vice President

                              BANK OF AMERICA, N.A.

                              By:  /s/Philip Potter
                              Title:  Vice President

                              THE CHASE MANHATTAN BANK

                              By: /s/Henry W. Centa
                              Title:  Vice President

                              THE BANK OF NEW YORK

                              By:  /s/Kenneth R. McDonnell
                              Title:  Assistant Vice President

                              FIRSTAR BANK

                              By:  /s/David Dannemiller
                              Title:  Vice President

                              HSBC BANK USA

                              By:  /s/Cynthia M. Niesen
                              Title:  First Vice President

                              THE GOVERNOR AND COMPANY OF THE BANK
                              OF IRELAND

                              By:  /s/Edward Nagee
                              Title:  Director

                              By:  /s/Paul Clarke
                              Title:  Senior Manager

                              PNC BANK, NATIONAL ASSOCIATION

                              By:  /s/Joseph G. Moran
                              Title:  Vice President

                              CONSENT AND AGREEMENT

        As of the date and year first above written, each of the undersigned hereby:

        (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby;

        (b) agrees that the Guaranty to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, acknowledges and agrees that it has no setoff, counterclaim, defense or other claim or dispute with respect the Guaranty to which it is a party and each other Loan Document to which it is a party; and

        (c) represents and warrants to the Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement are within its powers, have been duly authorized and are not in contravention of any statute, law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, and this Consent and Agreement is the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

                              DIEBOLD INVESTMENT COMPANY


                              By:  /s/Margaret Pulgini
                              Title: VP/Treasurer


                              DIEBOLD FINANCE COMPANY, INC.

                              By:  /s/Margaret Pulgini
                              Title: VP/Treasurer


                              DIEBOLD CREDIT CORPORATION

                              By:  /s/Charee Francis-Vogelsang
                              Title: Vice President and Secretary


                              DIEBOLD SST HOLDING COMPANY, INC.

                              By:  /s/Charee Francis-Vogelsang
                              Title: Vice President and Secretary

                              DIEBOLD SELF-SERVICE SYSTEMS

                              By:  /s/Charee Francis-Vogelsang
                              Title: Secretary


                              DIEBOLD HOLDING COMPANY, INC.

                              By:  /s/Charee Francis-Vogelsang
                              Title: Assistant Secretary


                              DIEBOLD MEXICO HOLDING COMPANY, INC.

                              By:  /s/Charee Francis-Vogelsang
                              Title: Secretary


                              DIEBOLD LATIN AMERICA HOLDING COMPANY,
                              INC.

                              By:  /s/Charee Francis-Vogelsang
                              Title: Secretary

                                    EXHIBIT A

                                PRICING SCHEDULE


        The Applicable Margin for Floating Rate Loans, Eurodollar Loans and Multicurrency Loans, the Facility Fee payable pursuant to Section 2.5 and the Letter of Credit Fee payable pursuant to Section 2.15.6 shall, subject to the last sentence of this Exhibit A, be determined in accordance with the Pricing Matrix set forth below based on the Company's Total Net Debt to Capitalization Ratio in effect from time to time.

Pricing Matrix (in basis points)

------------------------------------------------------------------------------------------------------------------------
                                                                                                Applicable Eurodollar/
                                                                              Floating Rate    Eurocurrency Margin for
                                                                              Margin for       Revolving Credit Loans,
                     Total Net Debt to                                        Revolving        Multicurrency Loans and
Level               Capitalization Ratio                 Facility Fee         Credit Loans      Letter of Credit Fees
------------------------------------------------------------------------------------------------------------------------
I                      < 25%                                8.0 b.p.            0.0 b.p.             37.0 b.p.
------------------------------------------------------------------------------------------------------------------------
II                     > 25% but < 35%                      10.0 b.p.           0.0 b.p.             45.0 b.p.
                       -
------------------------------------------------------------------------------------------------------------------------
III                    > 35% but < 45%                      15.0 b.p.           0.0 b.p.             55.0 b.p.
                       -
------------------------------------------------------------------------------------------------------------------------
IV                     > 45%                                20.0 b.p.           0.0 b.p.             75.0 b.p.
                       -
------------------------------------------------------------------------------------------------------------------------

        If the Aggregate Total Outstandings of all Lenders equals or exceeds 33% of the Aggregate Commitments of all Lenders, the Eurodollar, Eurocurrency and Letter of Credit Fee Applicable Margin will increase by 10 basis points at every level on the Pricing Matrix.

        Such Applicable Margin shall be determined in accordance with the foregoing Pricing Matrix based on the Company's level as reflected in the most recent financial statements of the Company delivered pursuant to Section 6.1(i) and (ii) of the Loan Agreement. Adjustments, if any, to the Applicable Margin shall be effective 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Company and 95 days after the end of each fiscal year of the Company, commencing with the first such day after the Effective Date. If the Borrower fails to deliver the financials statements required pursuant to Section 6.1(i) or (ii) at the time required or any other Default has occurred and is continuing, then the Applicable Margin shall be the highest Applicable Margin set forth in the foregoing Pricing Matrix until such Default is cured or waived under the Agreement. Notwithstanding the foregoing, the Applicable Margin for the period from and including February 13, 2002 until it shall be adjusted for the first time after February 13, 2002 shall be the Level I Applicable Margin described above.

                                 SCHEDULE 1.1(a)

                                   COMMITMENTS


                                        TITLE                                U.S. DOLLARS                    EUROS
                                        -----                                ------------                    -----
Bank One, Michigan                      Administrative Agent                  $28,000,000              E22,000,000
                                                                                    (14%)              (14.66667%)

Key Bank National Association           Co-Syndication Agent                  $26,000,000              E16,000,000
                                                                                    (13%)              (10.66667%)


National City Bank                      Co-Syndication Agent                  $23,000,000              E18,000,000
                                                                                  (11.5%)                    (12%)


ABN Amro Bank, N.V.                     Documentation Agent                  $25,000,000              E15,000,000
                                                                                  (12.5%)                    (10%)

The Chase Manhattan Bank                                                      $18,000,000              E12,000,000
                                                                                     (9%)                     (8%)


The Bank of New York                                                          $18,000,000              E12,000,000
                                                                                     (9%)                     (8%)


Bank of America, N.A.                                                         $18,000,000              E12,000,000
                                                                                     (9%)                     (8%)


Firstar Bank                                                                  $15,000,000              E10,000,000
                                                                                   (7.5%)               (6.66667%)


PNC Bank, National Association                                                $15,000,000              E10,000,000
                                                                                   (7.5%)               (6.66667%)


HSBC Bank USA                                                                 $14,000,000              E11,000,000
                                                                                     (7%)               (7.33333%)

The Governor and Company of the Bank
of Ireland                                                                             $0              E12,000,000
                                                                                     (0%)                     (8%)

TOTAL                                                                        $200,000,000             E150,000,000
                                                                             ============            =============


DETROIT  7-3312  639364-13